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                                                                   EXHIBIT 10.10

                           CHANGE IN TERMS AGREEMENT

Principal  Loan Date  Maturity   Loan No.  Call  Collateral  Account  Officer
$150,000             05-05-2000   839914            021      C010845    GEJ
Borrower: Classic Trends International, Inc.    Lender: Southwest Bank of Texas N.A.
          (TIN:  76-0540287)                            Galleria
          10696 Haddington Dr., Suite 117               P. O. Box 27459
          Houston, Texas  77043                         5 Post Oak Par/4400 Post Oak Parkway
                                                        Houston, TX  77227-7459

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PRINCIPAL AMOUNT: $150,000                        DATE OF AGREEMENT: MAY 5, 1999

DESCRIPTION OF EXISTING INDEBTEDNESS. Original Promissory Note (the "Note") dated March 5, 1996, in the principal sum of $50,000.00 executed by Borrower, payable to Lender, as modified as applicable.

DESCRIPTION OF CHANGE IN TERMS. The Note is being modified in accordance with the terms and provisions stated herein.

PROMISE TO PAY. CLASSIC TRENDS INTERNATIONAL, INC. ("BORROWER") PROMISES TO PAY TO SOUTHWEST BANK OF TEXAS N.A. ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF ONE HUNDRED FIFTY THOUSAND & 00/100 DOLLARS ($150,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE OR MATURITY, WHICHEVER OCCURS FIRST.

CHOICE OF USURY CEILING AND INTEREST RATE. The interest rate on this Agreement has been implemented under the "Weekly Rate" as referred to in Section 303.210 of the Texas Finance Code and Articles 1D.002 and 1D.003 of the Texas Credit Title. The terms, including rate, or index, formula, or provision of law used to compute the rate on the Agreement, will be subject to revision as to current and future balances, from time to time by notice from Lender in compliance with
Section 303.403 of the Texas Finance Code.

PAYMENT. BORROWER WILL PAY THIS LOAN ON DEMAND, OR IF NO DEMAND IS MADE, IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED UNPAID INTEREST ON MAY 5, 2000. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ACCRUED UNPAID INTEREST BEGINNING JUNE 5, 1999, AND ALL SUBSEQUENT INTEREST PAYMENTS ARE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. The annual interest rate for this Agreement is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding, unless such calculation would result in a usurious rate, in which case interest shall be calculated on a per diem basis of a year of 365 or 366 days, as the case may be. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges. Notwithstanding any other provision of this Agreement, Lender will not charge interest on any undisbursed loan proceeds. No scheduled payment, whether principal or interest or both, will be due unless sufficient loan funds have been disbursed by the scheduled payment date to justify the payment.

VARIABLE INTEREST RATE. The interest rate on this Agreement is subject to change from time to time based on changes in an index which is the Southwest Bank of Texas N.A. prime rate (the "Index"). Southwest Bank of Texas N.A. prime rate of interest is the rate of interest established by the Bank from time to time as its prime rate. The rate is set by the Bank as a general reference rate of interest, taking into account such factors as the Bank may deem appropriate, it being understood that many of the Bank's consumer and other loans are priced in relation to such rate,

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that it is not necessarily the lowest or best rate actually charged any customer and that the Bank may make various consumer or other loans at rates of interest having no relationship to such rate. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. THE INDEX CURRENTLY IS 7.750% PER ANNUM. THE INTEREST RATE TO BE APPLIED PRIOR TO MATURITY TO THE UNPAID PRINCIPAL BALANCE OF THIS AGREEMENT WILL BE AT A RATE EQUAL TO THE INDEX, RESULTING IN AN INITIAL RATE OF 7.750% PER ANNUM. NOTICE: Under no circumstances will the interest rate on this Agreement be more than the maximum rate allowed by applicable law. For purposes of this Agreement, the "maximum rate allowed by applicable law" means the greater of (a) the maximum rate of interest permitted under federal or other law applicable to the indebtedness evidenced by this Agreement, or (b) the "Weekly Rate" as referred to in Section 303.201 of the Texas Finance Code and Articles 1D.002 and 1D.003 of the Texas Credit Title.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

POST MATURITY RATE. The Post Maturity Rate on this Agreement is the lesser of the maximum rate allowed by applicable law or 18.00% per annum. The bank may charge interest on all sums due after final maturity, whether by acceleration or otherwise, at that rate, with the exception of any amounts added to the principal balance of this Agreement based on Lender's payment of insurance premiums, which will continue to accrue interest at the pre-maturity rate.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Agreement or any agreement related to this Agreement, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents.
(d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower make an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender.
(g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Agreement. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (i) Lender in good faith deems itself insecure.

If any default, other than a default in payment, is curable, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) if the cure requires more than fifteen
(15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire indebtedness, including the unpaid principal balance on this Agreement, all accrued unpaid interest, and all other amounts, costs and expenses for which Borrower is responsible under this Agreement or any other agreement with Lender pertaining to this loan, immediately due, without notice, and then Borrower will pay that amount. Lender may hire an attorney to help collect this Agreement if Borrower does not pay, and Borrower will pay Lender's reasonable attorneys' fees. Borrower also will pay Lender all other amounts actually incurred by lender as court costs, lawful fees for filing, recording, or releasing to any public office any instrument securing this loan; the reasonable cost actually expended for repossessing, storing, preparing for sale, and selling any security; and fees for noting a lien on or transferring a certificate of title to any motor vehicle offered as security for this loan, or premiums or identifiable charges received in connection with the sale of authorized

                                  Page 2 of 5
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insurance. THIS AGREEMENT HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN
THE STATE OF TEXAS. IF THERE IS A LAWSUIT, AND IF THE TRANSACTION EVIDENCED BY THIS AGREEMENT OCCURRED IN HARRIS COUNTY, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF HARRIS COUNTY, THE STATE OF
TEXAS. SUBJECT TO THE PROVISIONS ON ARBITRATION, THIS AGREEMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Agreement against any and all such accounts.

LINE OF CREDIT. This Agreement evidences a revolving line of credit. Advances under this Agreement may be requested orally by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: DONALD L. SHRIVER, PRESIDENT. Borrower agrees to be liable for all sums either; (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Agreement if: (a) Borrower or any guarantor is in default under the terms of this Agreement or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Agreement; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Agreement or any other Agreement with Lender; (d) Borrower has applied funds provided pursuant to this Agreement for purposes other than those authorized by Lender; or (e)Lender in good faith deems itself insecure under this Agreement or any other agreement between Lender and Borrower. THIS REVOLVING LINE OF CREDIT SHALL NOT BE SUBJECT TO SEC. 346 OF THE TEXAS FINANCE CODE.

ARBITRATION. The undersigned agree(s) that all disputes, claims and controversies between the undersigned or between the undersigned and any lender or the holder of this instrument, whether individual, joint, or class in nature, arising from this instrument, or any document executed in connection herewith or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of any party. No act to take or dispose of any collateral securing the Note or covered by this instrument shall constitute a waiver of this arbitration provision or be prohibited by this arbitration provision. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right concerning any collateral securing the Note or covered by this instrument, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing the Note or covered by this instrument, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction; provided, however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 USC Section 91, Texas Banking Code art. 342-8.002, or any other protection provided banks under the laws of Texas or the United States. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision. If the Federal Arbitration Act is inapplicable to any such claim or controversy for any reason, such arbitration shall be conducted pursuant to the Texas General Arbitration Act and in accordance with this arbitration provision and the Commercial Arbitration Rules of the American Arbitration Association.

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CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sigh this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

FACSIMILE PROVISION. All Parties agree that any executed facsimile (faxed) copy of this document shall be deemed to be of the same force and effect as the original, manually executed document.

NOTICE OF FINAL AGREEMENT. THIS DOCUMENT AND ALL OTHER DOCUMENTS RELATING TO THIS LOAN CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THIS LOAN.

MISCELLANEOUS PROVISION. This Agreement is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Agreement on its demand. If any part of this Agreement cannot be enforced, this fact will not affect the rest of the Agreement. In particular, this section means (among other things) that Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum lender would be permitted to charge or collect by federal law or the law of the State of Texas (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. The right to accelerate maturity of sums due under this Agreement does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to charge or collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of sums doe hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the loan evidenced by this Agreement until payment in full so that the rate or amount of interest on account of the loan evidenced hereby does not exceed the applicable usury ceiling. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment, protest, notice of dishonor, notice of intent to accelerate the maturity of this Agreement, and notice of acceleration of the maturity of this Agreement. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.

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BORROWER:

Classic Trends International, Inc.


By: _______________________
    Donald L. Shriver, President

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